EXHIBIT 99.2

              Statement Under Oath of Principal Financial Officer
       Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Frederick C. Coble, Chief Financial Officer of Dollar Tree Stores, Inc. state and attest that:


      (1) To the best of my knowledge, based upon a review of the covered reports of Dollar Tree Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

        o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with Dollar Tree Stores, Inc.'s audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o 2001 Annual Report on Form 10-K of Dollar Tree Stores, Inc. for the fiscal year ended December 31, 2001;

        o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dollar Tree Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        o  any amendments to any of the foregoing.


/s/ Frederick C. Coble                            Subscribed and sworn to
----------------------                            before me this 12th day of
Fredrick C. Coble                                 August, 2002.
Chief Financial Officer
August 12, 2002

                                           /s/ Deborah D. Rose
                                           -------------------
                                           Notary Public

                                           My Commission Expires: 1/31/03